Exhibit 10.39

AMENDMENT NO. 3 AND WAIVER
TO
CREDIT AGREEMENT

AMENDMENT NO. 3 AND WAIVER, dated as of May __, 2011 (the “Amendment and Waiver”) to the CREDIT AGREEMENT dated as of December 31, 2010 (as same has been and may be further amended, restated, supplemented or modified, the “Agreement”), by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (formerly known as Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties to this Agreement (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

The Companies have requested that the Administrative Agent and the Lenders amend, and waive compliance with, certain provisions of the Credit Agreement as set forth herein and the Lenders and the Administrative Agent have agreed to such amendments and waivers, subject to the terms and conditions of this Amendment and Waiver.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1.
AMENDMENT TO CREDIT AGREEMENT

Section 1.1.     Clauses “(g)”, “(h)”, “(i)”, “(j)” and “(k)” in Section 7.12 of the Credit Agreement are hereby re-lettered to read as clauses “(b)”, “(c)”, “(d)”, “(e)” and “(f)” thereof.

ARTICLE 2.
WAIVERS

Section 2.1.     The Administrative Agent and the Lenders hereby waive compliance with Section 7.13(d) of the Credit Agreement, Consolidated Debt Service Coverage Ratio, which requires a Consolidated Debt Service Coverage Ratio of not less than 1.25:1.00, for the fiscal quarter ended March 31, 2011, provided that the actual Consolidated Debt Service Coverage Ratio was not less than 1.10:1.00, at the end of such fiscal quarter.

Section 2.2.    The Administrative Agent and the Lenders hereby waive compliance with Section 7.13(e) of the Credit Agreement, Consolidated Domestic Debt Service Coverage Ratio, which requires a Consolidated Domestic Debt Service Coverage Ratio of not less than 1.10:1.00, for the fiscal quarter ended March 31, 2011, provided that the actual Consolidated Domestic Debt Service Coverage Ratio was not less than 0.31:1.00, at the end of such fiscal quarter.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT

Section 3.1.     The Companies hereby represent and warrant to the Lenders and the Administrative Agent that each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and are hereby incorporated herein in full by reference as if fully restated herein in its entirety.

Section 3.2.     To induce the Lenders and the Administrative Agent to enter into this Amendment the Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default.

ARTICLE 4.
MISCELLANEOUS

Section 4.1.     The amendments and waivers herein are limited specifically to the matters set forth above and for the specific instances and purposes for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Agreement or any other Loan Document or a waiver of any Default or Event of Default which may occur or may have occurred under the Agreement or any other Loan Document.

Section 4.2.     This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

Section 4.3.    THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

[next page is the signature page]

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Amendment to be duly executed as of the day and year first above written.

ACETO CORPORATION		ACETO AGRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION		ACCI REALTY CORP.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO PHARMA CORP.		ARSYNCO INC.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO REALTY LLC		RISING PHARMACEUTICALS, INC.
By: Aceto Corporation, its Sole Member		(f/k/a Sun Acquisition Corp.)

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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